SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                              Form 8-K


              Current Report Pursuant to Section 13 or
            15(d) of the Securities Exchange Act of 1934

                            May 31, 2000
          Date of Report (Date of earliest event reported)


                      ATMOS ENERGY CORPORATION
       (Exact Name of Registrant as Specified in its Charter)


TEXAS AND VIRGINIA                   1-10042                75-1743247
------------------             -------------------        ----------------
(State or Other Jurisdiction     Commission File          (I.R.S. Employer
 of Incorporation or                Number                 Identification No.)
 Organization)

1800 THREE LINCOLN CENTRE,
5430 LBJ FREEWAY, DALLAS, TEXAS                             75240
-------------------------------                           ----------------
(Address of Principal                                     (Zip Code)
 Executive Offices)


                                (972) 934-9227
                        ------------------------------
                (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
                         ---------------------------
            (Former Name or Former Address, if Changed Since Last Report)




ITEM 5.  OTHER EVENTS

     On May 31, 2000, Atmos Energy Corporation announced in a press release that it had completed the acquisition of the Missouri natural gas distribution assets of Associated Natural Gas, a division of Arkansas Western Gas Company, which is a wholly-owned subsidiary of Southwestern Energy Company. Such press release is filed herein as Exhibit 99.1, which is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


          (c)  Exhibits

               99.1 Press  Release of Atmos Energy Corporation dated
                    May 31, 2000.

               99.2 Asset Sale and Purchase Agreement



                              SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      ATMOS ENERGY CORPORATION
                                           (Registrant)



DATE:  June 13, 2000                  By: /s/ ROBERT W. BEST
                                          ----------------------------
                                             Robert W. Best
                                             Chairman, President
                                             and Chief Executive Officer


                            EXHIBIT INDEX

Item Number                   Description                     Page
-----------                   -----------                     ----

    99.1 Press Release of Atmos Energy Corporation dated May 31, 2000

    99.2     Asset Sale and Purchase Agreement